RREEF REAL ESTATE SECURITIES FUND (the "Fund")
				  Supplement dated May 6, 1997 to
				   Prospectus dated March 1, 1997

On April 16, 1997, the Board of Directors of the Fund approved a proposed merger of the Fund whereby the Fund would be merged into and become a new series of American Century Capital Portfolios, Inc. The new fund is called the American Century Real Estate Fund (the "ACRE Fund") and the class of shares of RREEF shareholders will receive are Investor Class shares. The proposal will be submitted to the shareholders of the Fund for approval at a meeting expected to be held on June 13, 1997. If the proposed merger is approved by the shareholders, each shareholder of record as of the close of business on June 13, 1997 would receive one share of the ACRE Fund for every share of the Fund that they own.

American Century Investment Management, Inc. ("ACIM") will be the adviser and administrator of the ACRE Fund. RREEF Real Estate Securities Advisers, L.P. ("RREEF"), the current adviser of the Fund, has agreed to act as the Subadviser of the ACRE Fund. As the Subadviser, it is expected that RREEF will manage the ACRE Fund in substantially the same manner and with substantially similar investment policies as the current Fund. The fee level of the ACRE Fund, however, is higher than the fee level of the Fund. The total expenses of the Fund are currently limited to 1% per annum of average net assets, while the total expense ratio of the ACRE Fund, Investor Class will be 1.20% per annum.

Only those shareholders who are shareholders of record as of the close of business on April 25, 1997, will be entitled to vote on the proposed merger. Any decision regarding a proposed investment in the Fund should be made in light of the proposed merger.